Exhibit 10.40

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of January 8, 2020 (the “Amendment Effective Date”), is made among Nabriva Therapeutics Public Limited Company, a public limited company incorporated in Ireland under registration number 599588 and having its registered office at 25-28 North Wall Quay, Dublin 1, Ireland (“Parent”), Nabriva Therapeutics Ireland Designated Activity Company, a designated activity company incorporated in Ireland under registration number 612454 and having its registered office at Suite 510, Regus Dublin Airport, Skybridge House, Dublin Airport, Swords, County Dublin, Ireland (“Nabriva Ireland”; together with Parent, individually and collectively, jointly and severally, the “Borrower”), Nabriva Therapeutics GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of the Republic of Austria, having its seat in Vienna and its registered address at Leberstraße 20, 1110 Vienna, and registered with the companies’ register (Firmenbuch) of the commercial court of Vienna (Handelsgericht Wien) under registration number 269261 y (“Nabriva Austria”), Nabriva Therapeutics US, Inc., a Delaware corporation (“Nabriva US”), Zavante Therapeutics, Inc., a Delaware corporation (“Zavante”; together with Nabriva Austria and Nabriva US, collectively referred to as the “Guarantors” and each, a “Guarantor”), Hercules Capital, Inc. , a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lender (in such capacity, together with its successors and assigns in such capacity, “Agent”).

The Loan Parties, the Lenders and Agent are parties to a Loan and Security Agreement dated as of December 20, 2018, as amended by the First Amendment to Loan and Security Agreement dated September 26, 2019  (and as further amended, restated or modified from time to time, the “Loan and Security Agreement”).  Loan Parties have requested that the Lenders agree to certain consents and amendments to the Loan and Security Agreement.  The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1        Definitions; Interpretation.

(a)          Terms Defined in Loan and Security Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b)          Interpretation.  The rules of interpretation set forth in the last paragraph of Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2        Amendments to the Loan and Security Agreement.

(a)          The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:

(i)           New Definitions.  The following definitions are added to Section 1.1 in their proper alphabetical order:

“Second Amendment” means that certain Second Amendment to Loan and Security Agreement, dated as of the Second Amendment Effective Date, by and among Borrower, the Guarantors, Agent and the lenders party thereto.

“Second Amendment Effective Date” means January 8, 2020.

(ii)          Section 7.12(b).  Section 7.12(b) is hereby amended and restated as follows:

(b)          The Loan Parties shall be required to hold, in US Dollars, an amount of Unrestricted Cash in Deposit Accounts in the United States, Ireland and Luxembourg with respect to which Agent has an Account Control Agreement or a Foreign Account Pledge Agreement equal to the lesser of (i) 120% of the outstanding Secured Obligations, and (ii) 75% of all Unrestricted Cash (excluding amounts held in Excluded Accounts) of Parent and its Subsidiaries.

(iii)         Section 7.21(a).  Section 7.21(a) is hereby amended and restated as follows:

(a)          Minimum Cash. At all times, the Loan Parties shall be required to maintain Unrestricted Cash in Deposit Accounts held in the United States and Ireland in an amount greater than or equal to Ten Million US Dollars ($10,000,000) plus the amount of the Loan Parties’ accounts payable under GAAP not paid after the 90th day following the invoice date for such accounts payable.

(b)          Compliance Certificate. Exhibit F of the Loan and Security Agreement, the Compliance Certificate, is hereby amended and restated in its entirety as set forth in Annex A attached hereto.

(c)          References Within Loan and Security Agreement.  Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 3        Conditions of Effectiveness.  The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)          Fees and Expenses.  The Loan Parties shall have paid (i) all invoiced costs and expenses then due under the Loan Documents, and (ii) all other invoiced fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.

(b)          This Amendment.  Agent shall have received this Amendment, executed by Agent, the Lenders and the Loan Parties.

(c)          Representations and Warranties; No Default.  On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

(i)           The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and

(ii)          There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4        Representations and Warranties.  To induce the Lenders to enter into this Amendment, Each Loan Party hereby confirm, as of the date hereof, (a) that the representations and warranties made by it in Section 6 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date; (b) that there has not been and there does not exist a Material Adverse Effect; (c) that the information included in the Perfection Certificate delivered to Agent on the Closing Date remains true and correct; (d) Lender has and shall continue to have valid, enforceable and perfected first-priority liens, on and security interests in the Collateral and all other collateral heretofore granted by such Loan Party to Lender, pursuant to the Loan Documents or otherwise granted to or held by Lender; (e) the agreements and obligations of such Loan Party contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (f) the execution, delivery and performance of this Amendment by such Loan Party will not violate any law, rule, regulation, order, contractual obligation or organizational document of such Loan Party and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues.  For the purposes of this Section 4, each reference in Section 6 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 5        Miscellaneous.

(a)          Consent. Agent hereby consents to the actual Net Product Revenue recognized by Parent during the month of September 2019 to apply to the month of October 2019 for purposes of Section 7.21(b)(i) of the Loan Agreement.

(b)          Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.

(i)           Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.  The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(ii)          Each Loan Party hereby expressly (1) reaffirms, ratifies and confirms its Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3.1 of the Loan and Security Agreement, (3) reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, and with effect from (and including) the Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Obligations under the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

(iii)         This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of any Loan Party’s Secured Obligations under or in connection with the Loan and Security Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.

(c)          Conditions.  For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

(d)          Release.  In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.  Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(e)          No Reliance.  Borrower hereby acknowledges and confirms to Agent and the Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(f)           Binding Effect.  This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g)          Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(h)          Complete Agreement; Amendments.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(i)           Severability of Provisions.  Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j)           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(k)          Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

Nabriva Therapeutics Public Limited Company

GIVEN under the COMMON SEAL of

NABRIVA THERAPEUTICS PUBLIC LIMITED COMPANY

and DELIVERED as a DEED:

/s/ Gary Sender
Gary Sender
Authorised Signatory

Nabriva Therapeutics Ireland Designated Activity Company

SIGNED AND DELIVERED as a Deed

for and on behalf of

NABRIVA THERAPEUTICS IRELAND DESIGNATED ACTIVITY COMPANY

by its lawfully appointed attorney

GARY SENDER

/s/ Gary Sender
Signature of Attorney

in the presence of:

/s/ Chris Naftzger
Signature of Witness

Attorney
Occupation of Witness

1305 Homestead Lane, Lancaster PA 17663
Address of Witness

GUARANTORS:

NABRIVA THERAPEUTICS GMBH

By:	/s/ Gary Sender
Name:	Gary Sender
Title:	CFO

NABRIVA THERAPEUTICS US, INC.

By:	/s/ Gary Sender
Name:	Gary Sender
Title:	CFO

ZAVANTE THERAPEUTICS, INC.

By:	/s/ Gary Sender
Name:	Gary Sender
Title:	CFO

AGENT:

HERCULES CAPITAL, INC.,
as Agent

By:	/s/ Jennifer Choe
Name: Jennifer Choe
Title: Assistant General Counsel

LENDER:

HERCULES CAPITAL, INC.,
as Lender

By:	/s/ Jennifer Choe
Name: Jennifer Choe
Title: Assistant General Counsel

ANNEX A

EXHIBIT F

COMPLIANCE CERTIFICATE

[_____________ __, 20__]

Hercules Capital, Inc. (as “Agent”)
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301

Reference is made to that certain Loan and Security Agreement dated December 20, 2018 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among the lenders from time to time party thereto (collectively, the “Lender”), Hercules Capital, Inc., as agent for the Lender (the “Agent”), Nabriva Therapeutics Public Limited Company,  a public limited company incorporated in Ireland under registration number 599588 and having its registered office at 25-28 North Wall Quay, Dublin 1, Ireland (“Parent”), Nabriva Therapeutics Ireland Designated Activity Company,  a designated activity company incorporated in Ireland under registration number 612454 and having its registered office at Suite 510, Regus Dublin Airport, Skybridge House, Dublin Airport, Swords, County Dublin, Ireland (“Nabriva Ireland”; together with Parent, individually and collectively, jointly and severally, the “Borrower”), Nabriva Therapeutics GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of the Republic of Austria, having its seat in Vienna and its registered address at Leberstraße 20, 1110 Vienna, and registered with the companies’ register (Firmenbuch) of the commercial court of Vienna (Handelsgericht Wien) under registration number 269261 y (“Nabriva Austria”), Nabriva Therapeutics US, Inc., a Delaware corporation (“Nabriva US”), and Zavante Therapeutics, Inc., a Delaware corporation (“Zavante”), and each of their Subsidiaries from time to time party thereto (together with Nabriva Austria, and Nabriva US, collectively referred to as the “Guarantors” and each, a “Guarantor”).  All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of the Parent, knowledgeable of all Loan Party financial matters, and is authorized to provide certification of information regarding the Loan Parties; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, the Loan Parties are in compliance for the period ending ___________ of all covenants, conditions and terms therein and hereby reaffirms that all representations and warranties contained therein are true and correct in all material respects, other than as disclosed in this Compliance Certificate, on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties.  Attached are the required documents supporting the above certification.  The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year-end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	Monthly within 30 days, as applicable
Interim Financial Statements	Quarterly within 45 or 60 days, as applicable
Audited Financial Statements	FYE within 90 days
Accounts Receivable and Accounts Payable (7.1(e))	Monthly within 30 days
Projections (7.1(g))	FYE within 75 days

Note: Section 7.12(b), 7.21(a), and 7.21(b) below can be completed through the use of an attached Excel-based spreadsheet (which is deemed part of this Compliance Certificate). Check if a supporting spreadsheet is attached:  __ Yes; __ No

7.12(b) – Cash Management

(a) The amount of Unrestricted Cash in the United States, Ireland and Luxembourg as of the date hereof: $______________

(b) outstanding Secured Obligations: $______________ multiplied by 1.20 = $_______________

(c) all Cash (excluding amounts held in Excluded Accounts) of Parent and its consolidated Subsidiaries: $_______________ multiplied by 0.75 = $_________________

(d) Is the amount reported in clause (a) greater than or equal to the lesser of (b) and (c)? __ Yes; __ No

If No: not in compliance

7.21(a) – Minimum Cash

(a) The amount of Unrestricted Cash in the United States and Ireland as of the date hereof: $_________________

(b) The amount of the Loan Parties’ accounts payable under GAAP not paid after the 90th day following the invoice date for such accounts payable $_________________

(c) Clause (b)  plus $10,000,000 is $_________________

(d) Is the amount in clause (a) equal to or greater than the amount in clause (c)? __ Yes; __ No

If No: not in compliance.

7.21(b) – Performance Covenant

(a) Has the Performance Covenant Trigger Date passed? __ Yes; __ No

If Yes:

(i) Trailing six month Net Product Revenue: $_________________

(ii) 80% of forecasted trailing six month Net Product Revenue in the Forecast: $_________________

(iii) Is clause (i) greater than or equal to clause (ii)? __ Yes; __ No

If Yes: in compliance.

If No:

(iv) The amount of Unrestricted Cash as of the date of this Compliance Certificate: $_________________

(v) 80% of Eligible Accounts as of the date of this Compliance Certificate: $_________________

(vi) Clause (iv) plus clause (v) is: $_________________

(vii) The amount of outstanding Advances plus the amount of accounts payable under GAAP not paid after the 90th day following the invoice date for such accounts payable as of the date of this Compliance Certificate is:  $_________________

(viii) Are both of the following true: (a) clause is (vi) greater than or equal to clause (vii), and (b) the amount in clause (iv) is greater than or equal to $40,000,000?  __ Yes; __ No

If No: not in compliance.

If Yes: in compliance.

Section 7.19 – Intellectual Property

(a) Has any Loan Party filed or obtained any new Patent, registered Trademark, or registered Copyright since the last reported period? __ Yes; __ No

If yes: Borrower shall supplement such intellectual property security agreements and or other documents as needed to maintain a first priority perfected security interest in favor of Agent within 90 days of the date hereof.

(b) Is any utilized Intellectual Property not registered in the current legal name of Nabriva Austria as the owner of such Intellectual Property in the registry in the United States, Ireland and Austria?  __ Yes (not in compliance); __ No (in compliance)

(c) Has Nabriva Austria filed corrective filings in the United States, Ireland or Austria to updated its name from Nabriva Therapeutics AG to Nabriva Therapeutics GmbH since the last reported period? __ Yes; __ No

If yes: Borrower shall supplement such intellectual property security agreements and or other documents as needed to maintain a first priority perfected security interest in favor of Agent within 90 days of the date hereof.

If yes: the IP Security Agreement, Debenture, and/or IP Security Agreement in relation to Nabriva Austria, as applicable, shall be supplemented within 90 days of the date hereof.

The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Loan Party or and their Subsidiaries, as applicable.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account	New Account Since Last Reporting Period?
BORROWER Name/Address:
1
2
3
4
5
6
7

BORROWER SUBSIDIARY Name/Address
1
2
3
4
5
6
7

Very Truly Yours,

[ ],
on behalf of itself and its Subsidiaries

By:

Name:

Its:

Date Submitted: